Exhibit 8.1

List of Subsidiaries of Mitsui & Co., Ltd.

Registered Name	Jurisdiction of Incorporation
MITSUI ARGENTINA S.A.	ARGENTINA
MITSUI ITOCHU IRON PTY. LTD.	AUSTRALIA
MITSUI IRON ORE DEVELOPMENT PTY. LTD.	AUSTRALIA
MITSUI COAL HOLDINGS PTY. LTD.	AUSTRALIA
MITSUI POWER INVESTMENT PTY LTD	AUSTRALIA
NOVUS NUTRITION PTY. LTD.	AUSTRALIA
MITSUI SALT PTY., LTD.	AUSTRALIA
WANDOO PETROLEUM PTY LTD	AUSTRALIA
MITSUI E&P AUSTRALIA PTY LIMITED	AUSTRALIA
MITTWELL ENERGY RESOURCES PTY., LTD.	AUSTRALIA
MITSUI PLANTATION DEVELOPMENT PTY. LTD.	AUSTRALIA
MBK AUSTRALIA RESORTS PTY LTD	AUSTRALIA
MITSUI & CO.FINANCIAL SERVICES (AUSTRALIA)	AUSTRALIA
MITSUI & CO. (AUSTRALIA) LTD.	AUSTRALIA
MITSUI & CO. (MIDDLE EAST) E.C.	BAHRAIN
MITSUI AGRI SCIENCE INTERNATIONAL SA NV	BELGIUM
MK DEVELOPMENT BVBA	BELGIUM
MITSUI & CO. BENELUX S.A./N.V.	BELGIUM
LPG TRANSPORT SERVICE LTD.	BERMUDA
BAY MARITIME LIMITED	BERMUDA
MRC SERVICOS FERROVIARIOS AMERICA LATINA LTDA.	BRAZIL
MRC EQUIPAMENTOS FERROVIARIOS DO BRASIL LTDA.	BRAZIL
MRC EQUIPAMENTOS AMERICA LATINA LTDA.	BRAZIL
MBK-FURUKAWA SISTEMAS S.A.	BRAZIL
FERTILIZANTES MITSUI S.A. INDUSTRIA E COMERCIO	BRAZIL
MITSUI ALIMENTOS LTDA.	BRAZIL
TRI-NET LOGISTICA BRASIL LTDA.	BRAZIL
MITSUI BRASILEIRA IMPORTACAO E EXPORTACAO S.A.	BRAZIL
CRAYFIELD ENTERPRISE LIMITED	BRITISH VIRGIN ISLANDS
ROUND GROUP LIMITED	BRITISH VIRGIN ISLANDS
WING GLORY LIMITED	BRITISH VIRGIN ISLANDS
FRASER WHARVES LTD.	CANADA
TRANSFREIGHT INC.	CANADA
TRANSFREIGHT INTEGRATED LOGISTICS INC.	CANADA
MITSUI AUTO STEEL CANADA INC.	CANADA
1065611 ALBERTA LTD.	CANADA
MCC-TRP LIMITED PARTNERSHIP	CANADA
ARGO SALES LTD.	CANADA
MITSUI & CO. (CANADA) LTD.	CANADA
JVP FUND CAYMAN, LTD	CAYMAN ISLANDS
MITSUI BUSSAN GOLD INVESTMENT (CAYMAN) LIMITED	CAYMAN ISLANDS
STELLAR PACIFIC MARITIME CORP.	CAYMAN ISLANDS
TOYOTA CHILE S.A.	CHILE
MITSUI BUSSAN INVERSIONES LIMITADA	CHILE
CERTIS CHILE LIMITADA	CHILE
MITSUI CHILE LTDA.	CHILE
MITSUI DE COLOMBIA S.A.	COLOMBIA
MIT KREHALON S.R.O.	CZECH
MITSUI DEL ECUADOR S.A.	ECUADOR
MITSUI & CO. FRANCE S.A.S.	FRANCE
MITSUI MACHINE TOOL EUROPE GMBH	GERMANY

Exhibit 8.1

Registered Name	Jurisdiction of Incorporation
MEE MITSUI ELECTRONICS EUROPE GMBH	GERMANY
SPIESS URANIA CHEMICALS GMBH	GERMANY
MBK ADDITIVES TECHNOLOGY	GERMANY
TRI-NET LOGISTICS (EUROPE) GMBH	GERMANY
MITSUI & CO. DEUTSCHLAND GMBH	GERMANY
MITSUI & CO., (CHINA) AUTO INVESTMENT CO.,	HONG KONG
MITSUI ELECTRONICS SCM (CHINA) CO., LTD.	HONG KONG
AK & M TRADING CO., LTD.	HONG KONG
MITSUI PACKAGING MATERIAL TRADING CO., LTD.	HONG KONG
MITSUI E-FILM (HONG KONG) MFG. CO., LIMITED	HONG KONG
MITSUI OIL (ASIA) HONG KONG LTD.	HONG KONG
GLOBAL RIGHT HOLDINGS LIMITED	HONG KONG
ALTA MODA INTERNATIONAL LIMITED	HONG KONG
MITSUI BUSSAN PRECIOUS METALS (HONG KONG) LIMITED	HONG KONG
M.B.K. CENTRAL CO., (H.K.) LTD.	HONG KONG
YE LONG INVESTMENT CO., LIMITED	HONG KONG
MITSUI & CO. (HONG KONG) LTD.	HONG KONG
SESA GOA LIMITED	INDIA
TRANSYSTEM LOGISTICS INTERNATIONAL PRV LTD	INDIA
MITSUI & CO. INDIA PVT. LTD.	INDIA
P.T. BUSSAN AUTO FINANCE	INDONESIA
P.T. PRO-INTERCONTINENTAL TERMINALS INDONESIA	INDONESIA
P.T. KALTIM PASIFIK AMONIAK	INDONESIA
P.T. MITSUI INDONESIA	INDONESIA
MITSUI & CO., IRAN LTD.	IRAN
MITSUI & CO. ITALIA S.P.A.	ITALY
MBK COIL CENTER CO., LTD.	JAPAN
KINOSIGE CORPORATION	JAPAN
TSUDA CORPORATION	JAPAN
SEIKEI STEEL TUBE CORP	JAPAN
FUJI TEKKO SHIZAI CO., LTD	JAPAN
FUJISAKU	JAPAN
MITSUI-BUSSAN PLATE PROCESSING K.K.	JAPAN
SHIN SANKO KOKAN	JAPAN
SATOH STEEL PIPE CO., LTD	JAPAN
ASASHI TRADING CO., LTD	JAPAN
TOYO WIRE LTD.	JAPAN
MITSUI & CO. STAINLESS AND SPECIAL STEEL	JAPAN
MITSUI BUSSAN STEEL TRADE CO LTD	JAPAN
NITTA SHOJI INC.	JAPAN
MITSUI BUSSAN CONSTRUCTION MATERIALS CO., LTD.	JAPAN
MBK NAGOYA KOZAI CENTER	JAPAN
MITSUIBUSSAN WIRE SUPPLY CO., LTD	JAPAN
OCC CORPORATION	JAPAN
TSUTSUMITEKKOU	JAPAN
MITSUI BUSSAN RAW MATERIALS DEVELOPMENT CORP.	JAPAN
BUSSAN SUMISHO CARBON ENERGY CO., LTD.	JAPAN
COFCO LTD	JAPAN
EL COBRE LTD	JAPAN
MITSUI AND CO. METALS LTD.	JAPAN
MITSUI BUSSAN METALS SALES CO., LTD.	JAPAN
TAKATSUKI DIE-CASTING CO., LTD.	JAPAN
YADANA INVESTMENT JAPAN, LTD.	JAPAN
BLUE SKY INVESTMENT CO., LTD.	JAPAN
MITSUI BUSSAN PLANT & PROJECT CORP.	JAPAN
MBK PROJECT HOLDINGS LTD.	JAPAN

Exhibit 8.1

Registered Name	Jurisdiction of Incorporation
PAITON POWER INVESTMENT CO., LTD.	JAPAN
MITSUI & CO. POWER & INFRASTRUCTURE DEVELOPMENT LTD.	JAPAN
TOYO NUCLEAR SERVICES CO., LTD.	JAPAN
MITSUI & CO. POWER SYSTEMS CORPORATION	JAPAN
MBK RAIL FINANCE CORPORATION	JAPAN
SANYO KOGYO CO., LTD.	JAPAN
MITSUI BUSSAN TRANSPORTATION SYSTEM CO., LTD	JAPAN
BKJ CORPORATION	JAPAN
MITSUI BUSSAN AUTOMOTIVE INC.	JAPAN
RENET AUTO AUCTION	JAPAN
ORIENT MARINE CO., LTD.	JAPAN
TOYO SHIP MACHINERY CO., LTD.	JAPAN
MITSUI BUSSAN AEROSPACE CO., LTD.	JAPAN
TOMBO CAPITAL CORPORATION	JAPAN
NBI CORPORATION	JAPAN
MMK CO. LTD.,	JAPAN
MITSUI BUSSAN SECURE DIRECTIONS, INC.	JAPAN
BUSSAN NETWORKS, LTD.	JAPAN
E3NETWORKS, LTD.	JAPAN
NEXTCOM K.K.	JAPAN
TOPACS, INC.	JAPAN
TOYO OFFICEMATION, INC.	JAPAN
TELEPARK CORP.	JAPAN
LICENSE ONLINE, LTD.	JAPAN
MBK TELECOM TRADING CO., LTD.	JAPAN
SWING CO., LTD	JAPAN
MBK MICROTEK INC.	JAPAN
LEISURE ELECTRONICS TECHNOLOGY CO., LTD.	JAPAN
XION ELECTRONICS INC.	JAPAN
DAIICHI TANKER CO., LTD.	JAPAN
TOYOMARINE	JAPAN
MITUSI BUSSAN SOLVENT & COATING CO., LTD.	JAPAN
BUSSAN GRAFTON CO. LTD.	JAPAN
JAPAN-ARABIA METHANOL CO., LTD.	JAPAN
SK KOGYO., LTD.	JAPAN
NIKKEN FINE CHEMICALS CO., LTD.	JAPAN
BUSSAN BIOTECH	JAPAN
BETA-CHEM, INC	JAPAN
MITSUI BUSSAN AGRO BUSINESS CO., LTD	JAPAN
MITSUI BUSSAN PLASTICS CO., LTD.	JAPAN
NIPPON TRADING CO., LTD.	JAPAN
K.K. EDOVI	JAPAN
NEW MATERIAL SERVICE INC.	JAPAN
SEIKI CORPORATION	JAPAN
TERMINUS & CO., LTD.	JAPAN
DAITO CHEMICAL CO., LTD.	JAPAN
INOUEKI CO., LTD.	JAPAN
BUSSAN NANOTECH RESERCH INSTITUTE INC.	JAPAN
PUREARTH INCORPORATED	JAPAN
BUSSAN IP	JAPAN
MITSUI BUSSAN PLASTICS KANSAI CO., LTD.	JAPAN
WANDOO OIL DEVELOPMENT CO., LTD.	JAPAN
MITSUI BUSSAN MARINE SERVICE CO., LTD.	JAPAN
INDONESIA FUEL OIL CAPITAL CO., LTD.	JAPAN
KOKUSAI OIL AND CHEMICAL CO., LTD.	JAPAN
MITSUI OIL CO., LTD.	JAPAN

Exhibit 8.1

Registered Name	Jurisdiction of Incorporation
MITSUI BUSSAN ENERGY BUTSURYU	JAPAN
MITSUI LIQUEFIED GAS CO., LTD.	JAPAN
CLEAN ENERGY SERVICE CO., LTD	JAPAN
OVERSEAS PETROLEUM CORPORATION	JAPAN
QATAR LNG SERVICE AGENCY CO., LTD.	JAPAN
CHITA FUTO KAISHA L.T.D.	JAPAN
BUSSAN RICE & PRODUCTS, INC.	JAPAN
K.K ICHIREI	JAPAN
GORDEX CORPORATION	JAPAN
HYPOR JAPAN COMPANY LIMITED	JAPAN
DAI-ICHI BROILER CO., LTD	JAPAN
NISSI CO., LTD	JAPAN
MITSUI FOODS CO., LTD.	JAPAN
WISDA COMPANY LIMITED	JAPAN
BUSSANPENT	JAPAN
MBK RYUTSU PARTNERS	JAPAN
PREST CORPORATION	JAPAN
NIIMI & CO., LTD.	JAPAN
TOHO BUSSAN KAISHA, LTD.	JAPAN
TUNA GRASO JAPAN CO., LTD.	JAPAN
MITSUI NORIN CO., LTD	JAPAN
NITTO KOEI CO., LTD	JAPAN
FRESH FARM SUPPLY CORPORATION	JAPAN
RETAIL MANEGEMENT SERVICE CORPORATION	JAPAN
Y.K. LOGISTICS CORPORATION, LTD	JAPAN
TRANS FLEET CO., LTD	JAPAN
LOGI-NET CO., LTD.	JAPAN
STARNET CORPORATION	JAPAN
K.K SUNNET	JAPAN
RETAIL SYSTEM SERVICE CO., LTD.	JAPAN
BUSSAN FRESH CO., LTD	JAPAN
BENDERSV	JAPAN
BUSSAN PACKAGE SERVICE CO., LTD	JAPAN
BUSSAN CBS	JAPAN
HANAE MORI ASSOCIATES CO., LTD.	JAPAN
TRIAS CO., LTD	JAPAN
C.N.J. CO., LTD	JAPAN
MODE IN MODE INC.	JAPAN
MANGO JAPAN CO., LTD	JAPAN
PAUL STUART JAPAN	JAPAN
MITSUI BUSSAN INTER-FASHION LTD.	JAPAN
MITSUI BUSSAN HI-TEX CO., LTD.	JAPAN
BUSSAN MARKETING SERVICE INCORPORATED	JAPAN
COSMO TEXTILE CO., LTD.	JAPAN
MITSUI BUSSAN TEXTILE	JAPAN
BUSSAN ACTIVE	JAPAN
HINO CABLE TV INC.	JAPAN
CABLENET SAITAMA INC.	JAPAN
KIDS STATION INC.	JAPAN
LINKSHARE JAPAN, K.K.	JAPAN
NETMILE INC.	JAPAN
CANVAS CAFE CORPORATION	JAPAN
BUSSAN HUMAN RESOURCES CORPORATION	JAPAN
MEDIVANCE CO., LTD.	JAPAN
KEIYO TOSHI SERVICE CO., LTD.	JAPAN
BUSSAN REAL ESTATE DEVELOPMENT CO., LTD.	JAPAN

Exhibit 8.1

Registered Name	Jurisdiction of Incorporation
BUSSAN COMMUNITY CO., LTD.	JAPAN
MITSUI BUSSAN FORESTRY CO., LTD.	JAPAN
KYUUSYUU KOUGYOU	JAPAN
YAMAROKU	JAPAN
MITSUI BUSSAN HOUSE-TECHNO, INC.	JAPAN
JPK	JAPAN
MVC CORPORATION	JAPAN
MITSUI & CO., PRINCIPAL INVESTMENTS LTD.	JAPAN
MITSUI & CO., LOGISTICS PARTNERS LTD.	JAPAN
BUSSAN CAPITAL CORP.	JAPAN
MITSUI BUSSAN FUTURES LTD.	JAPAN
BUSSAN ASSET MANAGEMENT CO., LTD.	JAPAN
SUPERNET SOLUTIONS CORPORATION	JAPAN
JAPAN ALTERNATIVE INVESTMENT CO.	JAPAN
BEST PRACTICE & RESOURCES CO., LTD.	JAPAN
TOSHIN SOKO KAISHA, LTD.	JAPAN
NITTO LOGISTICS CO., LTD.	JAPAN
TRI-NET (JAPAN) INC.	JAPAN
KONANFUTO CO., LTD.	JAPAN
MITSUIBUSSAN INSURANCE AND CONSULTING CO., LTD.	JAPAN
KINOSHITA & CO., LTD.	JAPAN
SAGAMIKO PICNIC-LAND CO., LTD.	JAPAN
OBARAKOGYO	JAPAN
BOSOKOHATU	JAPAN
MITSUI BUSSAN FOREST CO., LTD	JAPAN
BUSSAN CREDIT CO., LTD.	JAPAN
MITSUI KNOWLEDGE INDUSTRY CO., LTD.	JAPAN
BUSSAN SERVICE CO., LTD	JAPAN
MITSUI BUSSAN GENERAL SERVICE, CO., LTD.	JAPAN
OSAKA DAIICHI SERVICE CO., LTD.	JAPAN
MITSUI GLOBAL STRATEGIC STUDIES INSTITUTE	JAPAN
MBK CREDIT CONSULTING CORPORATION	JAPAN
ASIA INVESTMENT FUND	JAPAN
MITSUI BUSSAN TRADE LOGISTICS	JAPAN
AL-ABAR AL-THALATH TRADING CO. W.L.L.	KUWAIT
LEPTA SHIPPING CO., LTD.	LIBERIA
CLIO MARINE INC.	LIBERIA
CM PACIFIC MARITIME CORPORATION	LIBERIA
F CORPORATION, LTD.	LIBERIA
ROSEBAY CO., LTD.	LIBERIA
MITSUI POWER PD (M) SDN. BHD.	MALAYSIA
MITSUI & CO.,TRANSPORTATION SYSTEMS ASIA	MALAYSIA
INTERCONTINENTAL TERMINALS (M) SDN.	MALAYSIA
MITSUI & CO., MANAGEMENT SERVICES SDN. BHD.	MALAYSIA
HOTELERIA Y SERVICIOS PETROLEROS, S.A.	MEXICO
INGENIERIA Y CONSTRUCCION DE VALLADOLID	MEXICO
MITSUI DE MEXICO, S. DE R.L. DE C.V.	MEXICO
EURO-MIT STAAL B.V.	NETHERLANDS
EURO CHILENA COPPER B.V.	NETHERLANDS
JAPAN COLLAHUASI RESOURCES B.V.	NETHERLANDS
CACTUS ENERGY INVESTMENT B.V.	NETHERLANDS
PAITON POWER FINANCING B.V.	NETHERLANDS
MITSUI RAIL CAPITAL EUROPE B.V.	NETHERLANDS
EMERALD GREEN HOLDING B.V.	NETHERLANDS
MITSUI AUTOMOTIVE EUROPE B.V.	NETHERLANDS
TOMBO AVIATION NETHERLANDS B.V.	NETHERLANDS

Exhibit 8.1

Registered Name	Jurisdiction of Incorporation
MITSUI & CO. (E&P) B.V.	NETHERLANDS
MITSUI E&P MIDDLE EAST B.V.	NETHERLANDS
MITSUI GAS DEVELOPMENT QATAR B.V.	NETHERLANDS
MITSUI LNG NEDERLAND B.V.	NETHERLANDS
MITSUI SAKHALIN HOLDINGS B.V.	NETHERLANDS
MCM FOODS B.V.	NETHERLANDS
PLALLOY MTD BV	NETHERLANDS
M-MIT DISTRIBUTION B.V.	NETHERLANDS
MITSUI & CO. INTERNATIONAL (EUROPE) B.V.	NETHERLANDS
MITSUI E&P NEW ZEALAND LIMITED	NEW ZEALAND
MITSUI & CO., (NZ) LTD., AUCKLAND	NEW ZEALAND
MBK NIGERIA LTD.	NIGERIA
MITSUI & CO. NORWAY AS.	NORWAY
R NAVIGATION S.A.	PANAMA
TRI-ROCK NAVIGATION, S.A.	PANAMA
M.I. HOLDING S.A.	PANAMA
SANHA FPSO INC.	PANAMA
TRI-GOD NAVIGATION S.A.	PANAMA
M&D VCM SHIPPING S.A.	PANAMA
OPAL S.A.	PANAMA
GUANGZHOU HUA JING AUTOMOTIVE STEELPARTS	PEOPLES’ REP. OF CHINA
MITSUI INTERNATIONAL LOGISTICS AND TRADE	PEOPLES’ REP. OF CHINA
MITSUI PLASTICS TRADING (SHANGHAI) CO., LTD.	PEOPLES’ REP. OF CHINA
MITSUI E-FILM (SUZHOU) MFG. CO., LTD.	PEOPLES’ REP. OF CHINA
DAIRU (NINGBO) GARMENT MFG. LTD	PEOPLES’ REP. OF CHINA
SHANGHAISANMING BUILDING MATERIALS CO. LTD	PEOPLES’ REP. OF CHINA
MITSUI & CO. (SHENZHEN) TRADING LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO., (GUANGZHOU) LTD.	PEOPLES’ REP. OF CHINA
MITSUI &CO. (SHANGHAI) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (CHINA) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (DALIAN) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (TIANJIN) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (QINGDAO) LTD.	PEOPLES’ REP. OF CHINA
MITSUI AUTOMOTRIZ S.A.	PERU
MITSUI MAQUINARIAS PERU S.A.	PERU
MITSUI DEL PERU S.A.	PERU
MITSUI TRANSNET (PHILIPPINES) CORPORATION	PHILIPPINES
MITSUI PLASTIC POLSKA SPZOO	POLAND
MITSUI & CO. PORTUGAL LDA.	PORTUGAL
MCC LOGISTICS KOREA L.T.D.	REPUBLIC OF KOREA
MITSUI & CO. KOREA LTD.	REPUBLIC OF KOREA
MITSUI & CO. MOSCOW LIMITED LIABILITY COMPANY	RUSSIAN
REGENCY STEEL ASIA PTE LTD.	SINGAPORE
GARDENIA SHIPPING CO. (PTE) LTD.	SINGAPORE
GARLAND SHIPPING PTE. LTD.	SINGAPORE
BIOSTAR RESEARCH PTE. LTD.	SINGAPORE
MITSUI ELECTRONICS ASIA	SINGAPORE
MITSUI OIL (ASIA) PTE. LTD.	SINGAPORE
INSURANCE CO. OF TRINET ASIA PTE., LTD.	SINGAPORE
TRI-NET LOGISTICS (ASIA) PTE. LTD.	SINGAPORE
MITSUI & CO., ASIA INVESTMENT LTD.	SINGAPORE
MEGASTEEL HOLDINGS PTE LTD.	SINGAPORE
MITSUI MINERALS DEVELOPMENT SOUTH AFRICA	SOUTH AFRICA
NATIONAL AUTO GLASS (PROPRIETARY) LIMITED	SOUTH AFRICA
MITSUI & CO. SOUTHERN AFRICA (PTY) LTD.	SOUTH AFRICA
MITSUI & CO. (TAIWAN) LTD.	TAIWAN

Exhibit 8.1

Registered Name	Jurisdiction of Incorporation
BANGKOK COIL CENTER CO., LTD.	THAILAND
MIT-POWER (THAILAND) LTD	THAILAND
MITSIAM MOTORS CO., LTD.	THAILAND
LEXUS SUKHUMVIT CO., LTD.	THAILAND
BAF (THAILAND) CO., LTD.	THAILAND
MMK MACHINERY (THAILAND) CO., LTD.	THAILAND
MIT COM LTD.	THAILAND
SIAM TANK TERMINALS CO., LTD.	THAILAND
SATHORN CAPITAL CO., LTD.	THAILAND
MITSIAM ESTATE DEVELOPMENT LTD.	THAILAND
MIT-FORWARD HOLDING (THAILAND) LIMITED	THAILAND
MIT-TRANS HOLDING (THAILAND) LIMITED	THAILAND
THAILAND IRON WORKS PUBLIC COMPANY LIMITED	THAILAND
MITSIAM PLASTICS CO., LTD.	THAILAND
MITSUI & CO. (THAILAND) LTD.	THAILAND
MITSIAM INTERNATIONAL LTD.	THAILAND
MYANMAR MEGASTEEL INDUSTRIES LTD.	THE UNION OF MYANMAR
MITSUI & CO., (TURKEY) LTD.	TURKEY
MSS INTERNATIONAL, INC.	U. S. A.
RAW MATERIALS DEVELOPMENT CO., LTD	U. S. A.
MSB COPPER CORP.	U. S. A.
MITALCO INC.	U. S. A.
MBK ALUMINIUM PRODUCTS INC.	U. S. A.
MB EMISSION TRADING, INC	U. S. A.
HYDRO INVESTMENT INC.	U. S. A.
TRIDENT GLOBAL WATER PARTNERS, LLC	U. S. A.
ENERGY 2 INVESTMENT INC.	U. S. A.
MITSUI & CO. ENERGY DEVELOPMENT, INC.	U. S. A.
MITSUI RAIL CAPITAL HOLDINGS, INC.	U. S. A.
MITSUI AUTOMOTIVE NORTH AMERICA INC.	U. S. A.
TRIWELL INVESTMENT CORP.	U. S. A.
TOMBO AVIATION INC.	U. S. A.
MITSUI & CO. CONSTRUCTION MACHINERY INVESTMET, INC.	U. S. A.
ITM INVESTMENTS, INC.	U. S. A.
VICTORY CHLOR-ALKALI AND EDC COMPANY, INC.	U. S. A.
MPCD INC.	U. S. A.
NOVUS INTERNATIONAL, INC.	U. S. A.
MIT-DDM LTD.	U. S. A.
WILSEY FOODS, INC.	U. S. A.
MBK MASTERS, INC.	U. S. A.
MMDI, INC.	U. S. A.
MITSUI BUSSAN LOGISTICS INC.	U. S. A.
MITSUI LIFESTYLE (U.S.A.), INC.	U. S. A.
MBK NEWPORT INC.	U. S. A.
MBK LAGUNA INC.	U. S. A.
MCD CAPITAL CORPORATION	U. S. A.
MCVP HOLDING, INC.	U. S. A.
MITSUI & CO. VENTURE PARTNERS, INC.	U. S. A.
MITSUI & CO. PRECIOUS METALS, INC.	U. S. A.
MITSUI & CO. ALTERNATIVE INVESTMENT CORPORATION	U. S. A.
MITSUI BUSSAN COMMODITIES (U.S.A.) INC	U. S. A.
TRINET RISK MANAGEMENT INVESTMENT CO., LTD.	U. S. A.
MITSUI FOODS, INC.	U. S. A.
MITSUI COMTEK CORP.	U. S. A.
BIOPRODUCTS INC.	U. S. A.
MITSUI TUBULAR PRODUCTS, INC.	U. S. A.

Exhibit 8.1

Registered Name	Jurisdiction of Incorporation
MITSUI MACHINERY DISTRIBUTION INC.	U. S. A.
UNITED GRAIN CORP.	U. S. A.
WESTPORT PETROLEUM, INC.	U. S. A.
TRI-NET LOGISTICS MANAGEMENT, INC.	U. S. A.
CHANNEL TERMINAL CORP.	U. S. A.
MITSUI STEEL DEVELOPMENT CO., INC.	U. S. A.
PORTAC, INC.	U. S. A.
HYDRO MANAGEMENT RESOURCES INC.	U. S. A.
CHAMPIONS PIPE & SUPPLY, INC.	U. S. A.
MITSUI PLASTICS INC.	U. S. A.
BUSSAN NEWPORT INC.	U. S. A.
GLOBAL OCTANES HOLDING INC.	U. S. A.
GINREI, INC.	U. S. A.
LATTICE TECHNOLOGY (U.S.A.), INC.	U. S. A.
ALUMINUM METALS & PRODUCTS CORP.	U. S. A.
NUTRISCIENCE TECHNOLOGIES, INCORPORATED	U. S. A.
HYDRO CAPITAL CORPORATION	U. S. A.
MITRX	U. S. A.
MITSUI STEEL, INC.	U. S. A.
MIT WIND POWER INC.	U. S. A.
CORNERSTONE RESEARCH & DEVELOPMENT, INC.	U. S. A.
MUSA FINANCE INC.	U. S. A.
MITSUI & CO. CAPITAL, INC.	U. S. A.
MITSUI & CO. (U.S.A.), INC.	U. S. A.
MITSUI & CO., (MIDDLE EAST) LTD.	UNITED ARAB EMIRATES
FINSIDER INTERNATIONAL COMPANY LIMITED	UNITED KINGDOM
EARLYGUARD LIMITED	UNITED KINGDOM
MITSUI POWER VENTURES LIMITED	UNITED KINGDOM
ARCADIA PETROLEUM LTD.	UNITED KINGDOM
ENDEAVOUR RESOURCES LIMITED	UNITED KINGDOM
MBK RAIL LINK CONSTRUCTION LTD.	UNITED KINGDOM
MITSUI BUSSAN COMMODITIES LTD.	UNITED KINGDOM
MITSUI & CO. ENERGY RISK MANAGEMENT LTD.	UNITED KINGDOM
COHEN & WILKS INTERNATIONAL LTD.	UNITED KINGDOM
NOTOYA FOODS LIMITED	UNITED KINGDOM
MITSUI & CO. EUROPE PLC	UNITED KINGDOM
THREE WELLS LIMITED	UNITED KINGDOM
MITSUI & CO. UK PLC	UNITED KINGDOM
MITSUI DE VENEZUELA, C.A.	VENEZUELA